Exhibit 10.6

                          LEASE AMENDMENT NUMBER THREE

This Lease Amendment Number Three ("Amendment") dated as of the 23rd day of May, 2005 is entered into by and between Miller & Paine, LLC, a Nebraska limited liability company ("Landlord"), and Union Bank and Trust Company, a state banking corporation ("Tenant").

                                    WITNESSETH:

        Whereas Landlord and Tenant entered into that certain Office Building Lease dated as of June 21, 1996, and amended June 11, 1997 and February 8, 2001 (the "Lease"), and

        Whereas Landlord and Tenant desire to agree to certain terms that provide for the reduction of Premises Area and corresponding reduction of Monthly Rental, and

        Whereas Landlord and Tenant desire to modify certain other provisions of the Lease consistent with the modified space and rental terms,

        Now therefore, in consideration of the foregoing and other good and valuable consideration and the premises contained herein, the parties hereto agree as follows:

          1. Premises Area. The parties agree that Section 1.7. of the Lease shall modify the square footage of the additional storage space from 2,626 square feet to 333 square feet as shown on Landlord's Architect Letter as attached hereto as Exhibit A.

          2.   Initial Rental per Square Foot. The parties agree that Section
               1.8. shall be amended to add that the initial annual gross lease rate for the reduced storage space shall be $3.00 per square foot.

          3. Commencement Date. The parties hereto agree to amend Section 1.13 of the Lease to add that the Commencement Date for the reduced space covered by this Amendment shall be July 1, 2005. The terms changed or added by this Amendment shall not commence or be effective unless Landlord has a lease signed and dated prior to July 1, 2005 from another tenant who will lease a substantial part of the storage space reduced in this Amendment and shown as Exhibit B.

          4.   Initial Monthly Rental. The parties hereto agree to amend Section
               1.15 to provide that the Initial Monthly Rental for the reduced storage space shall be the applicable Initial Rental per Square Foot ($3.00) times 333 square feet of the applicable Premises Area, divided by twelve (12) months. The Initial Monthly Rental for the additional storage space shall be $83.25, starting on the Commencement Date applicable to such space as provided in this Amendment.

          5. Final Plans. The parties hereto agree that Section 1.22 shall be amended to add that the Final Plans for the Premises storage area as reduced by this amendment shall be as shown on Exhibit B, as attached hereto.

          6. Option to Extend Term. The parties hereto agree that Section 3.4. shall be amended to provide that the additional storage space shown as 2626 square feet shall be reduced to 333 square feet.

          7. No Other Changes. All of the terms and conditions of the Lease, including the amendments contained herein, shall remain in full force and effect except as may be subsequently amended by written agreement of both the parties hereto.

        The parties agree that in the case of any conflict between the provisions of this Amendment Number Three and the information contained in Exhibits A, B and Schedule 1 hereto, this Agreement shall control.

        IN WITNESS WHEREOF, the parties hereto hereby execute this Lease Amendment Number Three as of the day and year first above written.


                      TENANT:
                      Union Bank and Trust Company, a state banking corporation

                      By:   /s/ Alan Fosler
                          ----------------------------------------------

                      Printed Name:  Alan Fosler
                                    ------------------------------------

                      Title:  SVP & Cashier
                            --------------------------------------------


                      LANDLORD
                      Miller & Paine, LLC, a Nebraska limited liability company

                      By:   /s/ Robert E. Campbell, II
                            --------------------------------------------

                      Printed Name:  Robert E. Campbell, II
                                    ------------------------------------

                      Title: Operating Manager
                             -------------------------------------------

STATE OF NEBRASKA       )
                        )    ss.
COUNTY OF LANCASTER     )

        The foregoing instrument was acknowledged before me this 1st day of June, 2005, by Alan Fosler, Union Bank and Trust Company, a state banking corporation, on behalf of said corporation.


                                            /s/ Sheri L. Morten
                                            ------------------------------------
                                            Notary Public

 SEAL

 My Commission expires Oct. 30, 2006






STATE OF NEBRASKA     )
                      )    ss.
COUNTY OF LANCASTER   )

       The foregoing instrument was acknowledged before me this 23rd day of May, 2005, by Robert E. Campbell, II, Operating Manager of Miller & Paine, LLC, a Nebraska limited liability company, on behalf of said company.



                                            /s/ Cynthia Done
                                           ------------------------------------
                                            Notary Public